Exhibit 99.2

Investor Supplement
Second Fiscal Quarter 2015
(Fiscal Year Ended September 30)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Non-GAAP Financial Measures

This document contains non-GAAP financial measures to analyze the Company's operating performance for the periods presented. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP financial measures to those of other companies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement
March 31, 2015

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Consolidated Financial Highlights

	Three Months Ended					6 Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	March 31, 2015	March 31, 2014
	(Dollars in millions)
Revenues:
Premiums	$15	$11	$14	$13	$15	$26	$28
Net investment income	208	208	201	191	184	416	368
Net investment gains (losses)	(58)	59	40	145	(2)	1	122
Insurance and investment product fees and other	22	20	17	19	18	42	33
Total revenues	187	298	272	368	215	485	551

Adjusted Operating Income ("AOI")	$23	$27	$28	$35	$48	50	73
Net (loss) income	$(12)	$14	$39	$57	$25	$2	$68

Per Unrestricted Common Shares Amounts:
Basic:
AOI	$0.40	$0.46	$0.48	$0.60	$0.82	$0.86	$1.36
Net (loss) income	$(0.21)	$0.24	$0.66	$0.97	$0.43	$0.03	$1.26
Diluted:
AOI	$0.40	$0.46	$0.48	$0.60	$0.82	$0.86	$1.35
Net (loss) income	$(0.21)	$0.24	$0.66	$0.97	$0.42	$0.03	$1.26

Dividends Paid to Shareholders Per Share	$0.065	$0.065	$0.065	$0.065	$0.065	$0.130	$0.98

At Period End
Cash and cash equivalents	$849	$556	$576	$818	$702	$849	$702
Total investments	$19,465	$19,335	$18,802	$18,371	$17,815	$19,465	$17,815
Total assets	$25,195	$24,752	$24,153	$23,839	$23,356	$25,195	$23,356
Contractholder funds	$17,521	$17,160	$16,464	$16,218	$15,998	$17,521	$15,998
Future policy benefits	$3,481	$3,484	$3,504	$3,516	$3,534	$3,481	$3,534
Notes payable	$300	$300	$300	$300	$300	$300	$300
Total equity	$1,710	$1,665	$1,659	$1,677	$1,496	$1,710	$1,496
Total equity excluding accumulated other comprehensive income ("AOCI")	$1,302	$1,320	$1,310	$1,274	$1,220	$1,302	$1,220
Common shares issued and outstanding	58.74	58.70	58.44	58.44	58.44	$58.74	$58.44

GAAP Book value per share	$29.11	$28.36	$28.39	$28.70	$25.60	$29.11	$25.60
GAAP Book Value per Share excluding AOCI	$22.17	$22.49	$22.42	$21.80	$20.88	22.17	20.88
Debt to total Capitalization excluding AOCI	19%	19%	19%	19%	20%	19%	20%
Return on average shareholders' equity	(4)%	4%	12%	18%	8%	—%	24%
Statutory Book value per share(1)	$20.87	$20.64	$19.41	$18.93	$19.27	20.87	19.27
Statutory Book value per share excluding IMR and AVR(1)	$30.97	$31.49	$30.69	$30.29	$29.15	30.97	29.15
(1) The statutory book value per share and the statutory book value per share excluding interest maintenance reserve ("IMR") and asset valuation reserve ("AVR") are estimates due to the timing of the filing of statutory statements and are prepared consistent with the presentation of the statutory financial statements in the combined annual statement.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
ASSETS
Investments:
Fixed maturity securities, available-for-sale, at fair value (amortized cost: March 31, 2015 - $17,161; September 30, 2014 - $16,692)	$18,055	$17,910	$17,435	$17,007	$16,865
Equity securities, available-for-sale, at fair value (amortized cost: March 31, 2015 - $574; September 30, 2014 - $679)	606	658	698	698	353
Derivative investments	268	306	296	325	273
Commercial mortgage loans	304	207	136	149	117
Other invested assets	232	253	237	192	207
Total investments	19,465	19,334	18,802	18,371	17,815
Related party loans	75	93	113	124	146
Cash and cash equivalents	849	556	576	818	702
Accrued investment income	180	164	182	157	179
Reinsurance recoverable	3,691	3,729	3,665	3,675	3,694
Intangibles, net	610	593	515	456	500
Deferred tax assets	104	132	137	110	187
Other assets	221	151	163	128	133
Total assets	$25,195	$24,752	$24,153	$23,839	$23,356

LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds	$17,521	$17,160	$16,464	$16,218	$15,998
Future policy benefits	3,481	3,484	3,504	3,516	3,534
Funds withheld for reinsurance liabilities	1,329	1,376	1,331	1,339	1,362
Liability for policy and contract claims	60	68	58	61	61
Debt	300	300	300	300	300
Other liabilities	794	698	837	728	605
Total liabilities	23,485	23,086	22,494	22,162	21,860

Shareholders' equity:
Preferred stock ($.01 par value, 50,000,000 shares authorized, no shares issued at March 31, 2015)	—	—	—	—	—
Common stock ($.01 par value, 500,000,000 shares authorized, 58,739,810 issued and outstanding at March 31, 2015; 58,442,721 shares issued and outstanding at September 30, 2014)	1	1	1	1	1
Additional paid-in capital	710	704	702	701	700
Retained earnings	601	617	607	572	519
Accumulated other comprehensive income	408	345	349	403	276
Treasury Stock, at cost (463,394 shares at March 31, 2015; no shares at September 30, 2014)	(10)	(1)	—	—	—
Total shareholders' equity	1,710	1,666	$1,659	$1,677	$1,496
Total liabilities and shareholders' equity	$25,195	$24,752	$24,153	$23,839	$23,356

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Quarterly Summary - Most Recent 5 Quarters

	Three Months Ended					6 Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	March 31, 2015	March 31, 2014
	(Dollars in millions)
Revenues:
Traditional life insurance premiums	$12	$10	$11	$11	$13	$22	$24
Life contingent immediate annuity	3	1	3	2	2	4	4
Net investment income	208	208	201	191	184	416	368
Net investment (losses) gains	(58)	59	40	145	(2)	1	122
Surrender charges	5	4	5	6	5	9	10
Cost of insurance fees and other income	17	16	12	13	13	33	23
Total revenues	187	298	272	368	215	485	551
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	17	19	18	19	16	36	32
Life contingent immediate annuity benefits and changes in future policy benefits	26	10	16	10	17	36	28
Interest sensitive and index product benefits and changes in future policy benefits	129	195	115	213	146	324	336
General expenses	27	28	21	22	29	55	56
Acquisition expenses	74	88	61	51	60	162	107
Deferred acquisition costs	(73)	(87)	(61)	(50)	(57)	(160)	(105)
Amortization of intangibles	(7)	16	41	15	11	9	34
Total benefits and expenses	193	269	211	280	222	462	488
Operating (loss) income	(6)	29	61	88	(7)	23	63
Interest expense	(6)	(6)	(6)	(6)	(6)	(12)	(11)
(Loss) income before income taxes	(12)	23	56	82	(13)	11	52
Income tax expense (benefit)	—	9	17	26	(38)	9	(16)
Net (loss) income	$(12)	$14	$39	$57	$25	$2	$68

Net (loss) income per common share:

Basic	$(0.21)	$0.24	$0.66	$0.97	$0.43	$0.03	$1.26
Diluted	$(0.21)	$0.24	$0.66	$0.97	$0.42	$0.03	$1.26
Weighted average common shares used in computing net (loss) income per common share:
Basic	58.03	58.28	58.27	58.27	58.27	58.16	53.66
Diluted	58.03	58.45	58.36	58.47	58.45	58.33	53.76

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Reconciliation from Net Income (Loss) to Adjusted Operating Income ("AOI ")

All amounts are net of offsets related to value of business acquired ("VOBA") and deferred acquisition cost ("DAC") amortization and income taxes.

	3 Months Ended					6 Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	March 31, 2015	March 31, 2014
	(Dollars in millions, except per share data)
Net (loss) income	$(12)	$14	$39	$57	$25	$2	$68
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets	21	2	(6)	(40)	(4)	23	(10)
Effect of change in FIA embedded derivative discount rate, net of offsets	15	20	1	8	11	35	(4)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets	(1)	(8)	(6)	10	15	(9)	18
Effects of class action litigation reserves, net of offsets	—	(1)	—	—	1	(1)	1
Residual net income of distributed subsidiaries	—	—	—	—	—	—	—
AOI	$23	$27	$28	$35	$48	$50	$73

Per diluted common share:
Net (loss) income	$(0.21)	$0.24	$0.66	$0.97	$0.42	$0.03	$1.26
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets	0.37	0.04	(0.09)	(0.68)	(0.06)	0.40	(0.19)
Effect of change in FIA embedded derivative discount rate, net of offsets	0.26	0.34	0.01	0.14	0.18	0.60	(0.07)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets	(0.02)	(0.15)	(0.10)	0.17	0.26	(0.15)	0.33
Effects of class action litigation reserves, net of offsets	—	(0.01)	—	—	0.02	(0.02)	0.02
Residual net income of distributed subsidiaries	—	—	—	—	—	—	—
AOI per diluted share	$0.40	$0.46	$0.48	$0.60	$0.82	$0.86	$1.35
NON-GAAP FINANCIAL MEASURES
AOI is a non-GAAP economic measure we use to evaluate financial performance each period for the periods subsequent to the Fidelity & Guaranty Life Holdings, Inc. ("FGLH") Acquisition. AOI is calculated by adjusting net income to eliminate (i) the impact of net investment gains including other than temporary impairments ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives, (ii) the effect of changes in the rates used to discount the fixed indexed annuity (“FIA”) embedded derivative liability, (iii) the effect of change in fair value of reinsurance related embedded derivative, (iv) the effect of class action litigation reserves and (v) residual net income of distributed subsidiaries we no longer own. All adjustments to AOI are net of the corresponding VOBA, DAC and income tax impact related to these adjustments as appropriate. While these adjustments are an integral part of the overall performance of Fidelity & Guaranty Life ("FGL"), market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. Together with net income we believe AOI provides meaningful financial metrics that help investors understand our underlying results and profitability.
Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

In the second quarter of 2014, we revised our definition of AOI from a pre-tax basis to an after-tax basis to better reflect the basis on which the performance of our business is internally assessed. AOI now includes interest expense and an effective tax rate of 35.0% is now applied to reconciling items made to net income. All prior periods presented have been revised to reflect this new definition. Additionally, during the second quarter of 2014 we revised our definition of AOI to exclude the effect of class action litigation reserves, net of the corresponding VOBA, DAC and income tax impact related to these adjustments. Lastly, during the second quarter of 2014 we revised our definition of AOI to exclude residual net income of distributed subsidiaries; specifically the portion of Front Street Re income not already accounted for in the AOI adjustments above. From the inception of the reinsurance treaty on December 31, 2012 through August 9, 2013, Front Street Re was a fully consolidated subsidiary of FGL. On August 9, 2013 in preparation for the initial public offering ("IPO"), FGL distributed this subsidiary to its parent company. Adjusting for this distribution provides a better view of the underlying performance of FGL as it is now structured post-IPO.

Summary of Adjustments to Arrive at AOI (Unaudited)

	3 Months Ended					6 Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	March 31, 2015	March 31, 2014
	(Dollars in millions)
Revenue:
Net investment gains (a)	$49	$(14)	$(23)	$(52)	$22	$34	$15
(Decrease) increase in total revenues	49	(14)	(23)	(52)	22	34	15

Benefits and expenses:
Benefits and other changes in policy reserves (b)	34	51	1	20	26	85	(9)
Acquisition and operating expenses, net of deferrals (c)	—	(1)	—	1	2	(1)	2
Amortization of intangibles	(29)	(16)	5	(3)	(15)	(45)	—
Increase (decrease) in total benefits and expenses	5	34	6	18	13	39	(7)

(Decrease) increase in pre-tax operating income	54	20	(17)	(34)	35	73	8

Increase (decrease) in income tax expense (benefit)	(19)	(7)	6	12	(12)	(25)	(3)
Increase (decrease) due to residual net income of distributed subsidiaries	—	—	—	—	—	—	—
Increase (decrease) in net income (loss)	$35	$13	$(11)	$(22)	$23	$48	$5

(a) Net investment gains: includes the effects of net investment gains and change in fair value of the reinsurance related embedded derivative.
(b) Benefits and other changes in policy reserves: includes the effects of the change in fair value of the FIA embedded derivative discount rate.
(c) Acquisition and operating expenses: includes the effects of the class action litigation reserve.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Capitalization/Book Value per Share

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
	(Dollars in millions, except per share data)
Capitalization:
Debt	$300	$300	$300	$300	$300
Total debt	300	300	300	300	300
Total shareholders' equity	1,710	1,665	1,659	1,677	1,496
Total capitalization	2,010	1,965	1,959	1,977	1,796
AOCI	408	345	349	403	276
Total capitalization excluding AOCI (a)	$1,602	$1,620	$1,610	$1,574	$1,520

Total shareholders' equity	1,710	1,665	1,659	1,677	1,496
AOCI	408	345	349	403	276
Total shareholders' equity excluding AOCI (a)	$1,302	$1,320	$1,310	$1,274	$1,220

Common shares outstanding	58.74	58.70	58.44	58.44	58.44

Book Value per Share: (b)
GAAP Book value per share including AOCI	$29.11	$28.36	$28.39	$28.70	$25.60
GAAP Book value per share excluding AOCI (a)	$22.17	$22.49	$22.42	$21.80	$20.88

	Twelve months ended
Twelve Month Rolling Average Return on Equity ("ROE")	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Return on Shareholders' Equity (c)
Return on average shareholders' equity, excluding AOCI (c)	8%	11%	14%	20%	21%

Return on Shareholders' Equity - AOI (d)
Adjusted Operating ROE, excluding AOCI (d)	9%	11%	11%	16%	15%

	Three months ended
Quarterly Average ROE	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Return on average shareholders' equity, excluding AOCI (c)	(4)%	4%	12%	18%	8%
Adjusted Operating ROE, excluding AOCI (d)	7%	8%	9%	11%	16%

Debt-to-Capital Ratios: (e)
Long-term debt/Total capitalization excluding AOCI	19%	19%	19%	19%	20%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

(a) Total capitalization, total stockholders’ equity and book value per share excluding AOCI (a non-GAAP financial measure) are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.
(b) Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.
(c) Return on Equity, excluding AOCI is a non-GAAP measure. It is calculated by dividing net income by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(d) Adjusted Operating ROE, excluding AOCI is a non-GAAP measure. It is calculated by dividing AOI by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(e) Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes the total senior unsecured debentures.

Financial Strength Ratings

	S&P	A.M. Best	Moody's	Fitch
As of Date of Financial Supplement
Fidelity and Guaranty Life Insurance Company	BBB-	B++	Baa3	BBB
Fidelity and Guaranty Life Insurance Company of New York	BBB-	B++	Baa3	BBB
Rating Agency Outlook	Stable	Stable	Stable	Stable

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Net Investment Spread Results

(Dollars in millions)	3 Months Ended		6 Months Ended
	March 31, 2015	March 31, 2014	March 31, 2015	March 31, 2014
Yield on average assets under management "AAUM" (at amortized cost)	4.72%	4.52%	4.77%	4.58%
Less: Interest credited and option cost	(2.81)%	(2.89)%	(2.90)%	(2.96)%
Total net investment spread - All product lines	1.91%	1.63%	1.87%	1.62%

FIA net investment spread	2.91%	2.82%	2.90%	2.73%

Investment book yield - bonds purchased during the period (b)	4.73%	5.10%	4.95%	5.28%

AAUM (a)	$17,616	$16,314	$17,434	$16,042

(a) AAUM is a non-GAAP measure and is the sum of (i) total invested assets at amortized cost, excluding derivatives; and including (ii) related party loans and investments and (iii) cash and cash equivalents at the end of each month in the period divided by the number of months in the period.
(b) Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents.

Sales Results by Product

(Dollars in millions)	3 Months Ended					6 Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	March 31, 2015	March 31, 2014

Fixed index annuities	$600	$648	$455	$379	$318	1,248	619
Fixed rate annuities	10	255	47	13	409	265	649
Index universal life	7	5	6	6	5	14	10
All other products	7	9	8	7	5	15	6
Total Sales	$624	$917	$516	$405	$737	$1,542	$1,284

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Annuity Account Balance Rollforward (a)

(Dollars in millions)	Three months ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014

Account balances at beginning of period:	$13,254	$12,643	$12,330	$12,145	$11,626
Net deposits	608	828	500	392	721
Premium and interest bonuses	9	9	8	9	8
Fixed interest credited and index credits	115	126	132	128	120
Guaranteed product rider fees	(9)	(7)	(5)	(6)	(6)
Surrenders, withdrawals, deaths, etc.	(322)	(345)	(322)	(338)	(324)
Account balance at end of period	$13,655	$13,254	$12,643	$12,330	$12,145
(a) The rollforward reflects the account balance of our fixed index annuities and fixed rate annuities.
Annuity Deposits by Product Type

	3 Months Ended		6 Months Ended
Product Type	March 31, 2015	March 31, 2014	March 31, 2015	March 31, 2014
	(Dollars in millions)
Fixed Index Annuities:
Index Strategies	$521	$271	$1,092	$523
Fixed Strategy	77	45	156	96
	598	316	1,248	619

Fixed Rate Annuities:
Single-Year Rate Guaranteed	8	14	20	26
Multi-Year Rate Guaranteed	4	392	240	623

Total before coinsurance ceded	610	722	1,508	1,268
Coinsurance ceded	2	1	73	1
Net after coinsurance ceded	$608	$721	$1,435	$1,267

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Account Values (net of reinsurance) at March 31, 2015:

	Surrender Charge			Net Account Value
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%

Fixed Index Annuities	12	6	9%	$10,775	79%
Single-Year Rate Guaranteed	12	1	1%	670	5%
Multi-Year Rate Guaranteed	6	4	8%	2,210	16%
Total				$13,655	100%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$638	$1,087
0.0% < 2.0%	41	51
2.0% < 4.0%	138	910
4.0% < 6.0%	195	811
6.0% < 8.0%	746	894
8.0% < 10.0%	1,063	1,410
10.0% or greater	59	5,612
	$2,880	$10,775

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,790	—%
2015	738	3%
2016 - 2017	2,166	6%
2018 - 2019	2,564	9%
2020 - 2021	1,439	11%
Thereafter	$4,958	12%
	13,655	8%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$1,164	$913
0.0% - 1.0%	474	1,096
1.0% - 2.0%	167	101
2.0% - 3.0%	979	16
3.0% - 4.0%	96	1
4.0% - 5.0%	—	—
Allocated to index strategies	—	8,648
	$2,880	$10,775

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	1%	2%	3%	5%	6%
Current Cap	(Dollars in millions)
At minimum	$—	$—	$620	$915	$—
2-3%	63	—	—	—	—
3-4%	226	—	601	—	—
4-5%	157	—	851	—	—
5-6%	16	—	669	64	—
6-7%	10	—	205	24	1
7% +	9	1	139	5	58
Total:	$481	$1	$3,085	$1,008	$59

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
Current Cap	(Dollars in millions)
At minimum	$6
1% to 2%	2,233
2% to 3%	1,054
3% +	447
Total:	$3,740

3 Year Step Forward with Cap

Minimum Guaranteed Cap 5%
Current Cap	(Dollars in millions)
At minimum	$17
5% to 7%	51
7% to 9%	49
9% to 11%	25
11% to 13%	14
13% +	—
Total:	$156

There is an additional $118mm Account Value allocated to strategies not listed above. Of this $118 million, $17.1 million is at the guaranteed rates.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Summary of Invested Assets by Asset Class

(Dollars in millions)	March 31, 2015			September 30, 2014
	Amortized Cost	Carrying Value	Percent	Amortized Cost	Carrying Value	Percent

Fixed maturity securities, available-for-sale:
United States Government full faith and credit	$309	$320	2%	$291	$297	2%
United States Government sponsored entities	95	98	1%	104	107	1%
United States municipalities, states and territories	1,281	1,436	7%	1,150	1,260	7%
Corporate securities:
Finance, insurance and real estate	4,555	4,909	25%	4,485	4,743	25%
Manufacturing, construction and mining	798	792	4%	871	883	5%
Utilities and related sectors	1,793	1,906	10%	1,822	1,922	10%
Wholesale/retail trade	1,008	1,072	5%	1,046	1,088	6%
Services, media and other	1,099	1,148	6%	1,104	1,143	6%
Hybrid securities	1,303	1,357	7%	1,279	1,316	7%
Non-agency residential mortgage-backed securities	2,013	2,096	11%	1,881	2,007	10%
Commercial mortgage-backed securities	707	729	4%	618	637	3%
Asset-backed securities	2,200	2,192	11%	2,040	2,032	11%
Equity securities (a)	574	606	3%	679	698	3%
Commercial mortgage loans	304	304	2%	136	136	1%
Other (primarily derivatives and policy loans)	444	500	2%	415	533	3%
Total	$18,483	$19,465	100%	17,922	$18,802	100%

Credit Quality of Fixed Maturity Securities at March 31, 2015

NAIC Designation	Fair Value	Percent	Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)			(Dollars in millions)
1	$10,421	58%	AAA	$1,785	10%
2	6,923	38%	AA	2,032	11%
3	465	3%	A	4,060	23%
4	198	1%	BBB	7,409	41%
5	48	—%	BB	741	4%
6	—	—%	B and below	2,028	11%
	$18,055	100%		$18,055	100%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Other-than-Temporary Impairment at March 31, 2015

In the second quarter of 2015, the Company recognized credit-related impairment losses of $61 (net of reinsurance) including $59 related to direct and indirect investments in RadioShack ("RSH"). A summary of the RSH impairments by investment are as follows:

Type	Balance Sheet Classification	Impairment Loss
Collateralized loan obligations (a)	Fixed maturities, available-for-sale	$25
Preferred equity (a)	Equity securities, available-for-sale	21
Participations	Other invested assets	35
	Impairment losses, gross of reinsurance	81
Preferred equity (a)	Equity securities, available-for-sale	(21)
Collateralized loan obligations (a)	Fixed maturities, available-for-sale	(1)
	Impairment losses, net of reinsurance	59
	Amortization of intangibles expense	(15)
	Income tax expense	(12)
	Total net income impact of RSH impairments	$32
(a) Preferred equity ($21) and a portion of the collateralized loan obligations ($1) are included in the Front Street Re (Cayman) Ltd. ("FSRCI") funds withheld portfolio, accordingly all income or losses on these assets are ceded to FSRCI.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Managed and Direct Related Party Investments

		March 31, 2015
Type	Balance Sheet Classification	Amortized Cost	Fair Value
Investments managed by related parties:
Salus collateralized loan obligations	Fixed maturities, available-for-sale	$260	$260
Fortress Investment Group collateralized loan obligations	Fixed maturities, available-for-sale	203	203
Salus participations (b)	Other invested assets	195	187
Energy & Infrastructure Capital ("EIC") participations	Other invested assets	9	9
	Total investments managed by related parties	$667	$659

Direct investment in related parties:
HGI energy loan	Related party loans	70	72
Salus preferred equity	Equity securities, available-for-sale	12	12
Foreign exchange derivatives and embedded derivatives	Other invested assets	13	13
Salus promissory note (90 day term)	Related party loans	2	2
	Total direct investment in related parties	$97	$99

Assets above included in FSRCI Funds withheld portfolio:
Fortress Investment Group collateralized loan obligations	Fixed maturities, available-for-sale	23	23
HGI energy loan	Related party loans	20	20
Salus preferred equity	Equity securities, available-for-sale	12	12
Salus collateralized loan obligations	Fixed maturities, available-for-sale	9	9
Salus participations	Other invested assets	8	8
	Total assets included in FSRCI Funds withheld portfolio	$72	$72

(a) Year to date annualized earned yield
(b) Includes loan participations with 21 different borrowers with an average loan fair value of $9 as of March 31, 2015.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$116	$124	$127
Prime	338	280	289
Subprime	658	544	565
Alt-A	1,564	1,160	1,213
	$2,676	$2,108	$2,194
Total by NAIC designation
1	$2,643	$2,080	$2,166
2	29	24	24
3	4	4	4
	$2,676	$2,108	$2,194

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Top 10 Holdings by Issuers

(Dollars in millions)	March 31, 2015
Issuer (a):	Fair Value	Percentage
Wells Fargo & Company	$176	0.9%
Goldman Sachs Group, Inc.	162	0.8%
JP Morgan Chase & Company	153	0.8%
General Electric Company	138	0.7%
Metropolitan Transportation Authority (NY)	137	0.7%
MetLife, Inc.	124	0.6%
Bank of America Corporation	122	0.6%
Nationwide Mutual Insurance Company	98	0.5%
Citigroup, Inc.	89	0.5%
Exelon Generation Company, LLC	88	0.5%
(a) Issuers excluding U.S. Governmental securities and any securities held in our funds withheld portfolio.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Reinsurance Counterparty Risk

(Dollars in millions)		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Moody's
Wilton Reinsurance	$1,514	A	Not Rated	Not Rated
Front Street Re	1,289	Not Rated	Not Rated	Not Rated
Security Life of Denver	171	A	A	A2
Scottish Re	142	Not Rated	Not Rated	Not Rated
London Life	109	A	Not Rated	Not Rated

(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Shareholder Information

Corporate Offices:
Fidelity & Guaranty Life
Two Ruan Center
601 Locust Street, 14th Floor
Des Moines, IA  50309

Investor Contact:
Lisa Foxworthy-Parker
Fidelity & Guaranty Life
Lisa.Parker@fglife.com
515-330-3307

Media Contact:
Sard Verbinnen & Co
Jamie Tully or David Millar, 212-687-8080

Common stock and Dividend Information:
New York Stock Exchange symbol: "FGL"

	High	Low	Close	Dividend Declared
FY2015
First Quarter	$26.59	$20.12	$24.27	$0.065
Second Quarter	$24.85	$20.5	$21.20	$0.065

Transfer Agent
American Stock Transfer & Trust
59 Maiden Lane, Plaza Level
New York, NY 10038
Phone: (800) 937-5449
Fax: (718) 236-2641
http://www.amstock.com

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2015
(unaudited)

Research Analyst Coverage

Thomas Gallagher
Credit Suisse
(212) 538-2010
thomas.gallagher@credit-suisse.com

Eric Berg
RBC Capital Markets
(212) 618-7593
eric.berg@rbccm.com

Jimmy Bhullar
J.P. Morgan
(212) 622-6397
jimmy.s.bhullar@jpmorgancom

Sean Dargan
Macquarie Capital (USA) Inc.
212-231-0663
sean.dargan@macquarie.com